UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 20, 2006

                  Brooklyn Cheesecake & Desserts Company, Inc.
                  --------------------------------------------
               (Exact name of Company as specified in its charter)

New York                                  1-13984                   13-382215
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(State or Other Jurisdiction)     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                                Identification)

                     20 Passaic Avenue, Fairfield, NJ 07004
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 808-9292
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

      ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

      On March 20, 2006 the Company affected a 1 for 25 reverse split of its common stock pursuant to prior shareholder approval, and filed an Amendment to its Certificate of Incorporation to implement the reverse stock split of the outstanding shares of the Company's common stock at a ratio of 1:25. The Company's authorized shares of common stock and preferred stock will not be affected by the reverse split.

      The reverse split of the Company's outstanding common stock as traded on the Over the Counter Bulletin Board (OTCBB) is effective with the commencement of business on March 22, 2006. The new trading symbol for the Company's common stock on the OTCBB following the reverse split is BCKE.

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

          3.2 Form of Amendment to Certificate of Incorporation filed March 20, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2006
                                    Brooklyn Cheesecake & Desserts Company, Inc.
                                    --------------------------------------------
                                    (Registrant)


                                    /s/ Anthony Merante
                                    -------------------
                                    Anthony Merante
                                    Chief Financial Officer